SECURITIES AND EXCHANGE COMMISSION
                          WASHINGTON, D. C. 20549


                             Current Report On
                                 FORM 8-K


                  PURSUANT TO SECTION 13 OR 15(d) OF THE
                      SECURITIES EXCHANGE ACT OF 1934


             Date of report (Date of earliest event reported):

                               MARCH 2, 2001

                              ---------------


 Commission    Registrant; State of Incorporation     IRS Employer
 File Number     Address; and Telephone Number     Identification No.
 -----------   ----------------------------------  ------------------

  001-09057      WISCONSIN ENERGY CORPORATION          39-1391525
                   (A Wisconsin Corporation)
                   231 West Michigan Street
                   P.O. Box 2949
                   Milwaukee, WI  53201
                   (414) 221-2345





                                                                   FORM 8-K

                       WISCONSIN ENERGY CORPORATION
                     --------------------------------

ITEM 5.  OTHER EVENTS

     Wisconsin Energy Corporation's 2000 Annual Financial Statements and Review of Operations are contained in exhibit 99.1 filed herewith and is incorporated herein by reference.



ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS

(c)  Exhibits:

     See Exhibit Index following the Signature page of this report, which is incorporated herein by reference.





                                                                   FORM 8-K


                                 SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                    WISCONSIN ENERGY CORPORATION
                                            (Registrant)

                                  /s/ Paul Donovan
                                  --------------------------------
Date: March 2, 2001          Paul Donovan, Senior Vice President
                                  and Chief Financial Officer





                                                                   FORM 8-K


                  WISCONSIN ENERGY CORPORATION
                (Commission File No. 001-09057)

                         EXHIBIT INDEX
                               to
                   CURRENT REPORT ON FORM 8-K

                 Date of Report:  March 2, 2001


The following Exhibits are filed with this Current Report on Form 8-K:

   Exhibit No.

   23.1 PricewaterhouseCoopers LLP - Milwaukee, WI Consent of Independent Accountants for the year ended December 31, 2000.

   99.1 Wisconsin Energy Corporation's 2000 Annual Financial Statements and Review of Operations